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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                FORM 8-K/A-1

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  January 4, 1999




                            GLOBAL CASINOS, INC.
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           (Exact name of registrant as specified in its charter)



     Utah                          0-15415                     87-0340206
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(State or other juris-    (Commission file number)          (IRS Employer
diction of incorporation                                    Identification
or organization)                                            Number)





 5373 Union Boulevard, Suite 100, Colorado Springs, Colorado      80918
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        (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code:  (719) 590-4900
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    ---------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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        The Company has retained the accounting firm of Gerald R. Hendricks
& Co., P.C. to serve as the Company's independent accountant to audit the Company's financial statements. Prior to its engagement as the Company's independent accountant, Gerald R. Hendricks & Co., P.C. had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant.



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                                  SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GLOBAL CASINOS, INC.


Date: September 1, 1999               By: /s/ Stephen G. Calandrella
                                          -------------------------------
                                          Stephen G. Calandrella, President